                              On-Site Trading, Inc.
                       * * * * * * * * * * * * * * * * * *

                              Annual Audited Report
                             Form X-17A-5, Part III
                                December 31, 1998

                        Confidential Treatment Requested
                              Per Rule 17a-5(e)(3)

     This report is deemed CONFIDENTIAL in accordance with Rule 17a-5(e)(3) under the Securities Exchange Act of 1934. A statement of financial condition, bound separately, has been filed with the Securities and Exchange Commission simultaneously herewith as a Public Document.

                              On-Site Trading, Inc.

                                    CONTENTS

                                                                         Page
                                                                        Number
                                                                        ------

Independent Auditors' Report                                               4

Exhibits
--------

   "A"     Statement of Financial Condition
           December 31, 1998                                               5

   "B"     Statement of Operations
           Year Ended December 31, 1998                                    6

   "C"     Statement of Cash Flows
           Year Ended December 31, 1998                                    7

   "D"     Statement of Changes in Stockholders' Equity
           Year Ended December 31, 1998                                    8

   "E"     Statement of Changes in
           Liabilities Subordinated to Claims of Creditors
           Year Ended December 31, 1998                                    9

Notes to Financial Statements                                            10-14

Supplementary Information                                                 15

Schedules
---------

   "1"     Computation of Net Capital Under Rule 15c3-1 of the
           Securities and Exchange Commission
           December 31, 1998                                              16

   "2"     Computation for Determination of Reserve
           Requirements Under Rule 15c3-3 of the
           Securities and Exchange Commission
           December 31, 1998                                              17

   "3"     Information Relating to the Possession or
           Control Requirements Under Rule 15c3-3 of the
           Securities and Exchange Commission
           December 31, 1998                                              18

   "4"     Reconciliations Under Rule 17a-5(d)(4) of the
           Securities and Exchange Commission
           December 31, 1998                                              19

Independent Auditors' Report on Internal Accounting Control              20-21

                          Independent Auditors' Report
                          ----------------------------

To the Board of Directors
On-Site Trading, Inc.

     We have audited the accompanying statement of financial condition of On-Site Trading, Inc. as of December 31, 1998, and the related statements of operations, cash flows, changes in stockholders' equity and changes in liabilities subordinated to claims of creditors for the year then ended that you are filing pursuant to rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On-Site Trading, Inc. as of December 31, 1998 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

     Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Schedules "1" through "4" is presented for purposes of additional analysis and is not a required part of the basic financial statements but is supplementary information required by Rule 17a-5 of the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        /s/ M.R. WEISER & CO. LLP


New York, New York
February 25, 1999

                                                                     Exhibit "A"

                              On-Site Trading, Inc.

                        Statement of Financial Condition
                                December 31, 1998

                                   A s s e t s

Cash and cash equivalents ..................................................   $    167,799
Receivable from clearing broker ............................................      1,390,185
Securities owned, at market value ..........................................      8,733,000
Furniture, equipment and leasehold improvements, at cost
  (net of accumulated depreciation and amortization
  of $694,662) .............................................................      1,322,135
Other assets ...............................................................      2,659,488
                                                                               ------------
                                                                               $ 14,272,607
                                                                               ============

                      Liabilities and Stockholders' Equity

Liabilities:
  Loans payable ............................................................   $  1,300,000
  Securities sold, not yet purchased, at market value ......................      4,105,000
  Income taxes payable .....................................................        315,000
  Accrued expenses and other payables ......................................      1,242,556
                                                                               ------------
                                                                                  6,962,556
                                                                               ------------
Liabilities subordinated to claims of creditors ............................      4,500,000
                                                                               ------------

Stockholders' Equity:
  Preferred stock, $1 par value; nonvoting, 500 shares
    authorized, 40 shares
    Series A and 40 shares Series B
    issued and outstanding .................................................             80
  Common stock, $1 par value; voting, 500 shares
    authorized, 100 shares issued ..........................................            100
  Additional paid-in capital ...............................................      1,399,821
  Retained earnings ........................................................      1,489,050
                                                                               ------------
                                                                                  2,889,051
  Less: 8.4 shares of common stock in treasury, at cost ....................        (79,000)
                                                                               ------------
                                                                                  2,810,051
                                                                               ------------
                                                                               $ 14,272,607
                                                                               ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     Exhibit "B"

                              On-Site Trading, Inc.

                             Statement of Operations

                          Year Ended December 31, 1998

Revenue:
   Trading income .............................................   $ 5,490,468
   Commissions ................................................    27,515,096
   Interest and dividends .....................................     1,369,797
                                                                  -----------
                                                                   34,375,361
                                                                  -----------
Expenses:
   Employees' compensation and benefits .......................    17,578,094
   Clearance fees and floor brokerage .........................    10,450,401
   Communications .............................................     3,067,099
   Occupancy and equipment rental .............................       696,392
   Depreciation and amortization ..............................       241,660
   Regulatory fees and expenses ...............................       260,860
   Interest ...................................................       283,232
   Other expenses .............................................     1,107,236
                                                                  -----------
                                                                   33,684,974
                                                                  -----------
Net Income Before Provision for Income Taxes...................       690,387
                                                                  -----------
Provision for Income Taxes:
   Federal ....................................................       316,299
   State ......................................................       167,799
                                                                  -----------
                                                                      484,098
                                                                  -----------
Net Income ....................................................   $   206,289
                                                                  ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     Exhibit "C"


                              On-Site Trading, Inc.

                             Statement of Cash Flows
                          Year Ended December 31, 1998

Cash Flows From Operating Activities:
  Net income ...........................................................    $   206,289
  Adjustments to reconcile net income to net cash
    (used) for operating activities:
       Depreciation and amortization ...................................        241,660
       Changes in assets and liabilities:
         (Increase) in receivable from clearing broker .................     (1,390,185)
         (Increase) in securities owned, at market value ...............     (2,324,285)
         (Increase) in other assets ....................................     (1,727,852)
         (Decrease) in payable to clearing broker ......................     (1,379,127)
         Increase in securities sold, not yet purchased,
           at market value .............................................      2,086,279
         (Decrease) in income taxes payable ............................       (594,635)
         Increase in accrued expenses and other payables ...............        566,796
                                                                            -----------
              Net Cash (Used) for Operating Activities .................     (4,315,060)
                                                                            -----------

Cash Flows (Used) for Investing Activities:
  Purchase of furniture, equipment and leasehold improvements...........       (591,931)
                                                                            -----------

Cash Flows From Financing Activities:
  Proceeds from loans ..................................................      1,300,000
  Repayment of subordinated loans ......................................     (1,450,000)
  Proceeds from subordinated loans .....................................      4,500,000
                                                                            -----------
              Net Cash Provided by Financing Activities ................      4,350,000
                                                                            -----------

Net (Decrease) in Cash and Cash Equivalents ............................       (556,991)

Cash and cash equivalents, beginning ...................................        724,790
                                                                            -----------

Cash and Cash Equivalents, End .........................................    $   167,799
                                                                            ===========
Supplemental Disclosures of Cash Flows Information
--------------------------------------------------

  Cash Paid During the Year for:
  ------------------------------
    Income taxes .......................................................    $ 1,081,400
                                                                            ===========

    Interest ...........................................................    $   283,232
                                                                            ===========

Accounting Policy:
------------------
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an initial maturity of three months or less to be cash equivalents.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     Exhibit "D"

                              On-Site Trading, Inc.

                  Statement of Changes in Stockholders' Equity
                          Year Ended December 31, 1998

                                                   Series A                 Series B
                                                 Preferred Stock          Preferred Stock
                                                   Non-Voting               Non-Voting                Common Stock
                                            -----------------------   -----------------------   -----------------------
                                               # of                      # of                     # of
                                 Total        Shares       Amount       Shares       Amount      Shares        Amount
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------
Beginning balance...........   $2,603,762           40   $       40           40   $       40          100   $      100

Net income .................      206,289
                               ----------   ----------   ----------   ----------   ----------   ----------   ----------

Ending Balance .. ..........   $2,810,051           40   $       40           40   $       40          100   $      100
                               ==========   ==========   ==========   ==========   ==========   ==========   ==========


                                                                    Common Stock
                                                                     in Treasury
                                                                 ----------------------
                                       Additional
                                        paid-in      Retained
                                        Capital      earnings     Shares       Amount
                                       ----------   ----------   --------    ----------
Beginning balance .................    $1,399,821   $1,282,761        8.4    $  (79,000)

Net income ........................                    206,289
                                       ----------   ----------   --------    ----------

Ending Balance ....................    $1,399,821   $1,489,050        8.4    $  (79,000)
                                       ==========   ==========   ========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                     Exhibit "E"

                              On-Site Trading, Inc.

                       Statement of Changes in Liabilities
                       Subordinated to Claims of Creditors
                          Year Ended December 31, 1998



Subordinated loans, beginning ......................    $        1,450,000

Increases:
  Issuance of subordinated notes ...................             4,500,000

Decreases:
  Repayment of subordinated notes ..................            (1,450,000)
                                                        ------------------

Subordinated Loans, End ............................    $        4,500,000
                                                        ==================



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              On-Site Trading, Inc.

                          Notes to Financial Statements

1.   General
     -------

     On-Site Trading, Inc. (Company) was incorporated on July 26, 1993 in the state of Delaware, and began operations in January of 1994. The Company is an introducing broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

2.   Summary of Significant Accounting Policies
     ------------------------------------------

     Revenue Recognition
     -------------------
     Securities transactions and related commission income are recorded on a trade date basis.

     Valuation of Securities
     -----------------------
     Securities owned and sold, not yet purchased are valued at market, and the resulting unrealized gains or losses are reflected in income.

     Furniture, Equipment and Leasehold Improvements
     -----------------------------------------------
     Furniture, equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed using accelerated and straight-line methods over the estimated useful lives of the related assets. Leasehold improvements are amortized over the shorter of the lease terms or the estimated useful lives of the improvements.

     Use of Estimates
     ----------------
     The presentation of financial statements in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   Receivable From and Payable to Clearing Broker
     ----------------------------------------------

     Balances receivable from and payable to clearing broker resulting from the Company's normal securities transactions are generally collateralized by those securities. At December 31, 1998 there was no balance payable to clearing broker.

4.   Securities Owned and Sold, Not Yet Purchased
     --------------------------------------------

     Securities owned and sold, not yet purchased, consist of trading and investment securities at market values, as follows:
                                                                    Sold,
                                                                   Not Yet
                                                    Owned         Purchased
                                                  -----------    -----------
     Corporate stocks..........................   $ 8,661,000    $ 3,958,000
     Options ..................................        72,000        147,000
                                                  -----------    -----------
                                                  $ 8,733,000    $ 4,105,000
                                                  ===========    ===========

                              On-Site Trading, Inc.

                          Notes to Financial Statements

5.   Loans Payable
     -------------

     Loans payable consist of the following:

       Capitalized lease payable ..................................................       $  700,000
       Subordinated loan, 15%, due December 31, 1999
         to stockholder ...........................................................          400,000
       Subordinated loan, 15%, due December 31, 1999
         to non-stockholder .......................................................          200,000
                                                                                          ----------
                                                                                          $1,300,000
                                                                                          ==========


     The capitalized lease payable in the amount of $700,000 for computer equipment is being depreciated on a straight-line basis. The computer equipment under this lease agreement was acquired for approximately $825,000. Depreciation expense on the leased equipment for 1998 amounted to approximately $110,000.

6.   Liabilities Subordinated to Claims of Creditors
     -----------------------------------------------

     The borrowings under subordinated agreements at December 31, 1998 are as follows:

       Subordinated note, 0%, due February 16, 1999
         to non-stockholders ......................................................       $1,500,000
       Subordinated note, 15%, due June 1, 1999
         to non-stockholders ......................................................          900,000
       Subordinated note, 15%, due December 31, 1999
         to non-stockholders ......................................................          200,000
       Subordinated note, 15%, due August 31, 1999
         to stockholder ...........................................................          700,000
       Subordinated notes, 15%, due December 31, 1999
         to stockholders ..........................................................        1,200,000
                                                                                          ----------
                                                                                          $4,500,000
                                                                                          ==========

     Interest expense was $247,000 for the year ended December 31, 1998. The loan agreements have been approved by the National Association of Securities Dealers, Inc., and the borrowings are thus available to be included in the computation of net capital under Securities and Exchange Commission Rule 15c3-1. To the extent that such borrowings are required for the Company's continued compliance with minimum net capital requirements, they may not be repaid.

7.   Pension
     -------

     On December 1, 1997, the Company established a defined contribution pension plan under Section 401(k) of the Internal Revenue Code. The Plan covers all employees who have met the minimum age and service requirements. The Company matches 10 percent of all employee contributions. Employee voluntary contributions are vested at all times. Employer contributions are fully vested after five years of continuous service. Employer matching contributions totalled $24,748 for 1998.

                              On-Site Trading, Inc.

                          Notes to Financial Statements

8.   Income Taxes
     ------------

     The Company's provision for income taxes is different from that expected using statutory rates primarily as a result of the 50% limitation on entertainment expenses and the difference between book and tax depreciation.

9.   Lease
     -----

     The Company is obligated under noncancellable operating leases for its office premises expiring at various times. The leases provide for escalations for increases in real estate taxes and operating costs.

     Future minimum annual rental payments are due as follows:

        Year Ending
        December 31                                         Amount
        -----------                                         ------
          1999 ....................................       $  245,321
          2000 ....................................          248,381
          2001 ....................................          100,041
                                                          ----------
                                                          $  593,743
                                                          ==========

     Rent expense was $311,867 for the year ended December 31, 1998.

10.  Preferred Stock
     ---------------

     The preferred shares consist of Series A and Series B non-voting shares. Upon liquidation the preferred shares will be entitled to receive the first $1,400,000 of liquidation dividend, in a 68% (Series A) and 32% (Series B) ratio.

11.  Net Capital Requirements
     ------------------------

     The Company is subject to the net capital requirements of Rule 15c3-1 of the Securities and Exchange Commission, which requires a broker-dealer to have, at all times, sufficient liquid assets to cover current indebtedness. In accordance with this rule, the Company is required to maintain defined minimum net capital to the greater of $100,000 or 1/15 of aggregate indebtedness.

     At December 31, 1998, the Company had net capital, as defined, of $2,565,195 which was $2,465,195 in excess of its required minimum net capital of $100,000. At December 31, 1998, the Company had aggregate indebtedness of $1,557,556. The ratio of aggregate indebtedness to net capital was .61 to 1.

12.  Off-Balance-Sheet Risk and Concentration of Credit Risk
     -------------------------------------------------------

     The Company, as an introducing broker, clears all transactions with and for customers on a fully disclosed basis with a clearing broker and promptly transmits all customer funds and securities to the clearing broker that carries all of the accounts of such customers. These activities may expose the Company to off-balance-sheet credit risk in the event that the customer and/or clearing broker is unable to fulfill its obligations. The Company does not maintain margin accounts for its customers, and, therefore, there were no excess margin securities.

                              On-Site Trading, Inc.

                          Notes to Financial Statements

12.  Off-Balance-Sheet Risk and Concentration of Credit Risk (Continued)
     -------------------------------------------------------------------

     The Company seeks to control off-balance-sheet credit risk by monitoring the market value of securities held in compliance with regulatory and internal guidelines. Pursuant to such guidelines, the Company requires additional collateral or reduction of positions, when necessary.

     The Company has incurred short positions in its inventory. The existence of short positions exposes the Company to off-balance-sheet risk in the event prices increase, as the Company may be obligated to acquire the securities at prevailing market prices.

     The Company has cash at banks in excess of federally insurable limits and is exposed to the credit risk resulting from this concentration of cash.

     The Company transacts its business with broker-dealers and customers generally located throughout the United States.

13.  Related Party Transactions
     --------------------------

     During 1998, the Company paid $240,000 to a related party for consulting fees. At December 31, 1998, only $60,000 of the fees had been earned and accordingly was expensed. The remaining $180,000 is considered prepaid and therefore is included in other assets.

     Other assets includes receivables from stockholders in the amount of $655,505 at December 31, 1998. The balances are non-interest bearing and due on demand.

14.  Impact of Year 2000 (Unaudited)
     -------------------------------

     Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

     Based on a recent assessment, the Company determined that it has substantially modified or replaced portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. The Company presently believes that with these modifications to existing software and conversions to new software, the Year 2000 Issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed timely, the Year 2000 Issue could have a material impact on the operations of the Company.

                              On-Site Trading, Inc.

                          Notes to Financial Statements

14.  Impact of Year 2000 (Unaudited) (Continued)
     -------------------------------------------

     The Company has initiated formal communications with all of its significant service providers and suppliers, including its clearing broker, to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own Year 2000 Issues. The Company's estimate to complete includes the estimated time associated with the impact of third party Year 2000 Issues based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems.

     The Company will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications.

     The Company believes it will complete the Year 2000 modifications in a timely fashion based on management's best estimate, which was derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that this estimate will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

15.  Estimated Fair Value of Financial Instruments
     ---------------------------------------------

     SFAS No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, for which it is practicable to estimate the value, whether or not recognized on the statement of financial condition. As a registered broker-dealer, securities owned and securities sold, not yet purchased are already recorded at market value. The fair value of all other financial assets and liabilities (consisting primarily of receivable from clearing broker) is considered to approximate the recorded value due to the short-term nature of the financial instruments and revaluation policies followed by the Company.

                            SUPPLEMENTARY INFORMATION
                            -------------------------

                                                                    Schedule "1"

                              On-Site Trading, Inc.

                           Computation of Net Capital
                            Under Rule 15c3-1 of the
                       Securities and Exchange Commission
                                December 31, 1998

Computation of Net Capital:
     Stockholders' equity .....................                                  $2,810,051
     Add:
          Adjustments to net worth (options) ..                     $  105,000
          Liabilities subordinated to claims of
           creditors ..........................                      4,500,000    4,605,000
                                                                    ----------   ----------
              Total Capital and Allowable
                 Subordinated Borrowings ......                                   7,415,051

     Deductions and/or Charges:
       Nonallowable Assets:
          Furniture, equipment and leasehold
           improvements, net ..................                        622,135
          Other assets ........................                      2,659,488    3,281,623
                                                                    ----------   ----------

Net Capital Before Haircuts on Securities
  Positions (Tentative Net Capital) ...........                                   4,133,428

Haircuts on Securities:
          Options .............................                         35,922
          Corporate stocks ....................                      1,493,063
          Undue concentration .................                         39,248    1,568,233
                                                                    ----------   ----------

Net Capital, as Defined .......................                                  $2,565,195
                                                                                 ==========

Computation of Aggregate Indebtedness:
  Accrued expenses and other payables .........                      1,242,556
  Income taxes payable ........................                        315,000   $1,557,556
                                                                    ----------   ==========

  Ratio of Aggregate Indebtedness to Net Capital:

  Total Aggregate Indebtedness  =  $  1,557,556   =   .61
  ----------------------------     -------------      ===
           Net Capital             $  2,565,195


The ratio of aggregate indebtedness to net capital is .61 to 1, compared to the maximum allowable ratio of 15 to 1.

                                                                    Schedule "2"

                              On-Site Trading, Inc.

              Computation for Determination of Reserve Requirements
                            Under Rule 15c3-3 of the
                       Securities and Exchange Commission
                                December 31, 1998

The firm has claimed exemption from Rule 15c3-3 under the provisions of Section
(k)(2)(ii).

                                                                    Schedule "3"

                              On-Site Trading, Inc.

                    Information Relating to the Possession or
                  Control Requirements Under Rule 15c3-3 of the
                       Securities and Exchange Commission
                                December 31, 1998


     The Company, as an introducing broker, clears all transactions with and for customers on a fully disclosed basis with a clearing broker and promptly transmits all customer funds and securities to the clearing broker that carries all of the accounts of such customers.

     The Company does not maintain margin accounts for its customers; and, therefore, there were no excess margin securities.

     Procedures for control have been examined and deemed to be adequate for safeguarding customers' funds and securities.

                                                                    Schedule "4"

                              On-Site Trading, Inc.

                  Reconciliations Under Rule 17a-5(d)(4) of the
                       Securities and Exchange Commission
                                December 31, 1998


A.   Reconciliation of Computation of Net Capital:

     1. Net capital, per Focus Report, Part IIA .......................                      $   3,036,545

        Year-end audit adjustments ....................................    $   (21,965)
        Decrease in allowable subordinated
           liabilities ................................................       (600,000)
        Adjustments to net worth (options) ............................        105,000
        Increase in furniture, equipment and
           leasehold improvements, net
           (nonallowable) .............................................        (15,597)
        Increase in other assets (nonallowable) .......................       (237,027)
        Decrease in haircuts ..........................................        298,239            (471,350)
                                                                           -----------       -------------

        Net Capital, as Computed,
           per Schedule "1" ...........................................                      $   2,565,195
                                                                                             =============

     2. Aggregate indebtedness, per Focus Report,
           Part IIA ...................................................                      $   1,301,037
        Audit adjustments (net) .......................................                            256,519
                                                                                             -------------

        Aggregate Indebtedness, as Computed,
           per Schedule "1" ...........................................                      $   1,557,556
                                                                                             =============

B.   Reconciliation of Determination of Reserve
        Requirements Under Rule 15c3-3:

     The firm has claimed exemption from Rule 15c3-3 under the provisions of Section (k)(2)(ii).

           Independent Auditors' Report on Internal Accounting Control
           -----------------------------------------------------------

To the Board of Directors
On-Site Trading, Inc.

     In planning and performing our audit of the financial statements and supplemental schedules of On-Site Trading, Inc. (Company) for the year ended December 31, 1998, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and not to provide assurance on internal control.

     Also, as required by rule 17a-5(g)(1) of the Securities and Exchange Commission (SEC), we have made a study of the practices and procedures followed by the Company including tests of such practices and procedures that we considered relevant to the objectives stated in rule 17a-5(g) in making the periodic computations of aggregate indebtedness (or aggregate debits) and net capital under rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of rule 15c3-3. Because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities, we did not review the practices and procedures followed by the Company in any of the following:

     1. Making quarterly securities examinations, counts, verifications and comparisons.

     2.  Recordation of differences required by Rule 17a-13.

     3.  Complying with the requirements for prompt payment for securities under
         Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System.

     The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and of the practices and procedures referred to in the preceding paragraph and to assess whether those practices and procedures can be expected to achieve the SEC's abovementioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable, but not absolute, assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in accordance with generally accepted accounting principles. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

On-Site Trading, Inc.                                                     Page 2

     Because of inherent limitations in internal control or the practices and procedures referred to above, error or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

     Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risks that error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

     We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purpose in accordance with the Securities Exchange Act of 1934 and related regulations, and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1998 to meet the SEC's objectives.

     This report recognizes that it is not practicable in an organization the size of On-Site Trading, Inc. to achieve all the divisions of duties and cross-checks generally included in an internal control and that, alternatively, greater reliance must be placed on surveillance by management.

     Our procedures with respect to year 2000 readiness will be limited to those specified in the American Institute of Certified Public Accountants' Statement of Position 98-8. A separate report will be issued on those procedures. SEC Releases 34-40608 and 34-40587 state that those procedures will satisfy the SEC's regulatory requirements. Accordingly, our study will not provide assurance that year 2000 readiness problems would be detected, that the Company is or will be year 2000 ready, that the Company's year 2000 project plans will be successful in whole or in part, or that parties with which the Company does business will be year 2000 ready.

     This report is intended solely for the use of the Board of Directors, management, the Securities and Exchange Commission and other regulatory agencies that rely on rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers and should not be used for any other purpose.

                                        /s/ M.R. WEISER & CO. LLP

New York, New York
February 25, 1999


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